EXHIBIT 10

                           SECOND AMENDMENT TO CREDIT
                                    AGREEMENT

                      SECOND AMENDMENT TO CREDIT AGREEMENT


     This Second Amendment to Credit Agreement (this "Second Amendment") is entered into as of the 15th day of October, 1997, by and among Denbury
Management, Inc. ("Borrower"), Denbury Resources, Inc., ("Resources"), Denbury Holdings, Ltd., ("Holdings", together with Resources, the "Guarantors"), NationsBank of Texas, N.A., as Agent ("Agent"), and NationsBank of Texas, N.A., Bankers Trust Company and Internationale Nederlanden (U.S.) Capital Corporation, as Banks (the "Banks").

                                W I T N E S E T H

     WHEREAS, Borrower, Guarantors, Agent and the Banks are parties to that certain Credit Agreement dated as of May 31, 1996, as amended by that certain First Amendment to Credit Agreement dated as of April 1, 1997 (as amended, the "Credit Agreement") (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement); and

     WHEREAS, pursuant to the Credit Agreement the Banks have made certain Loans to Borrower, and Agent has issued certain Letters of Credit on behalf of Borrower; and

     WHEREAS, Borrower has requested that the collateral requirements and certain covenants in the Credit Agreement be amended in certain respects; and

     WHEREAS, subject to the terms and conditions herein contained, the Banks have agreed to Borrower's requests.

     NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Agent and each Bank hereby agree as follows:

     Section 1. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Second Amendment, the Credit Agreement shall be amended effective October 15, 1997 (the "Effective Date") in the manner provided in this Section 1.

     1.1. Additional Definitions. Section 1.1 of the Credit Agreement shall be amended to add the definitions of "First Amendment", "Second Amendment" and "Unproved Reserves" as follows:

        "First Amendment" means that certain First Amendment to Credit Agreement dated as of April 1, 1997 among Borrower, Guarantors, Agent and Banks.

        "Second Amendment" means that certain Second Amendment to Credit Agreement dated as o October 15, 1997 among Borrower, Guarantors, Agent and Banks.

        "Unproved Reserves" means Mineral Interests which do not constitute Proved Mineral Interests.

     1.2 Amendment to Definition. The definition of "Loan Papers" in Section 1.1 of the Credit Agreement shall be amended to read in full as follows:

        "Loan Papers" means this Agreement, the First Amendment, the Second Amendment, the Notes, the Facility Guarantees, the Parent Pledge Agreement, the Holdings Pledge Agreement, the Borrower Pledge Agreement, the Assignment and Amendment to Mortgages, all Mortgages now or at any time hereafter delivered pursuant to Section 5.1, and all other certificates, documents or instruments delivered in connection with this Agreement, as the foregoing may be amended from time to time.

     1.3 Security. Section 5.1 of the Credit Agreement shall be amended to read in full as follows:

     SECTION 5.1 Security. The Obligations shall be secured by (a) those Mortgages granted by Borrower in favor of Agent as of the date of the Second Amendment which Mortgages create first and prior Liens (subject only to Permitted Encumbrances) covering and encumbering the Mineral Interests described therein, and (b) one hundred percent (100%) of the issued and outstanding capital stock of every class of Holdings and Borrower.

     1.4 Asset Disposition. Section 9.5 of the Credit Agreement shall be amended to add the following subsection (c) to the end of the first sentence of such Section:

     ", and (c) the sale, lease, transfer, abandonment or the disposition of Unproved Reserves."

     Section 2. Representations and Warranties of Borrower. To induce the Banks and Agent to enter into this First Amendment, Borrower and Guarantors hereby represent and warrant to Agent as follows:

        (a) Each representation and warranty of Borrower and Guarantors contained in the Credit Agreement and the other Loan Papers is true and correct on the date hereof and will be true and correct after giving effect to the amendments set forth in Section 1 hereof.

        (b) The execution, delivery and performance by Borrower and Guarantors of this Second Amendment are within the Borrower's and each Guarantor's corporate powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any Material Agreement binding upon Borrower, the Subsidiaries of Borrower or the Guarantors or result in the creation or imposition of any Lien upon any of the assets of Borrower or the Subsidiaries of Borrower or the Guarantors except Permitted Encumbrances.

        (c) This Second Amendment constitutes the valid and binding obligations of Borrower and the Guarantors enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor's rights generally, and
        (ii) the availability of equitable remedies may be limited by equitable principles of general application.

        (d) Borrower and Guarantors have no defenses to payment, counterclaim or rights of set-off with respect to the Obligations existing on the date hereof.

     Section 3.Miscellaneous.

     3.1 Reaffirmation of Loan Papers; Extension of Liens. Any and all of the terms and provisions of the Credit Agreement and the Loan Papers shall, except as amended and modified hereby, remain in full force and effect. Borrower and Guarantors hereby extend the Liens securing the Obligations until the Obligations have been paid in full or are specifically released by Agent and Banks prior thereto, and agree that the amendments and modifications herein contained shall in no manner affect or impair the Obligations or the Liens securing payment and performance thereof. Notwithstanding the foregoing, each Bank hereby authorizes Agent to release the Mineral Interests held by Borrower in the Lirette Field from the Liens securing the Obligations solely to the extent of depths below 11,600 feet in connection with the disposition by Borrower of certain Unproved Reserves held by Borrower in such field (each Bank acknowledges that, in addition to such Unproved Reserves, the Mineral Interests released will include certain Proved Mineral Interests).

     3.2 Parties in Interest. All of the terms and provisions of this Second Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

     3.3 Legal Expenses. Borrower hereby agrees to pay on demand all reasonable fees and expenses of counsel to Agent incurred by Agent, in connection with the preparation, negotiation and execution of this Second Amendment and all related documents.

     3.4 Counterparts. This Second Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Second Amendment until all parties have executed a counterpart. Facsimiles shall be effective as originals.

     3.5 Complete Agreement. THIS SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     3.6 Headings. The headings, captions and arrangements used in this Second Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Second Amendment, nor affect the meaning thereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed by their respective authorized officers on the date and year first above written.

                                                  BORROWER:

                                                DENBURY MANAGEMENT, INC.,
                                                a Texas corporation


                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________


                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________


                                                 GUARANTORS:

                                             DENBURY HOLDINGS, LTD.,
                                             a  corporation  incorporated  under
                                             the   Business   Corporations   Act
                                             (Alberta)

                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________


                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________


                                             DENBURY RESOURCES, INC.,
                                             a  corporation  incorporated  under
                                             the  Canada  Business  Corporations
                                             Act


                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________


                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________

                                                   AGENT:

                                             NATIONSBANK OF TEXAS, N.A.


                                    By:_______________________________________
                                             J. Scott Fowler
                                             Vice President


                                                   BANKS:

                                             NATIONSBANK OF TEXAS, N.A.


                                    By:_______________________________________
                                             J. Scott Fowler
                                             Vice President


                                             BANKERS TRUST COMPANY


                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________


                                             INTERNATIONALE NEDERLANDEN (U.S.)
                                                  CAPITAL CORPORATION


                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________